                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 24, 2001

                        CB RICHARD ELLIS SERVICES, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

DELAWARE                          001-12231                       52-1616016
--------                   ------------------------          -------------------
(State or Other            (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

     200 North Sepulveda Boulevard, El Segundo, California          90245
     -----------------------------------------------------        ----------
          (Address of Principal Executive Offices)                (Zip Code)

                                (310) 563-8600
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      NA
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     This Current Report on Form 8-K is filed by CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 5.  Other Events

     On February 23, 2001 the Company, CBRE Holding, Inc., a Delaware corporation formerly known as BLUM CB Holding Corp. ("Holding"), and BLUM CB Corp., a Delaware corporation and a wholly-owned subsidiary of Holding ("Acquiror"), entered into an Agreement and Plan of Merger (the "Original Merger Agreement"), pursuant to which Acquiror would be merged (the "Merger") with and into the Company and the Company would become a wholly-owned subsidiary of Holding. Holding and Acquiror are affiliates of the following stockholders of the Company, who are referred to collectively as the "Continuing Stockholders":
RCBA Strategic Partners, L.P. ("RCBA"), an affiliate of BLUM Capital Partners and Company director Richard C. Blum; FS Equity Partners III, L.P. and FS Equity Partners II International, L.P., affiliates of Freeman Spogli & Co. and Company director Bradford M. Freeman; The Koll Holding Company, an affiliate of Company director Donald M. Koll; Frederick V. Malek, a director of the Company; Raymond
E. Wirta, a director and Chief Executive Officer of the Company; and W. Brett White, a director and Chairman of the Americas of the Company. The Original Merger Agreement provided for each share of Company common stock, $.01 par value per share ("Common Stock"), held by the stockholders of the Company to be converted at the effective time of the Merger into the right to receive $16.00 in cash, other than certain shares of Common Stock held by the Continuing Stockholders, which would be contributed to Holding immediately prior to the consummation of the Merger.

     On April 24, 2001, the Company, Holding and Acquiror entered into an Amended and Restated Agreement and Plan of Merger (the "Amended and Restated Merger Agreement"), amending provisions of the Original Merger Agreement regarding the treatment, in the Merger, of stock fund units under the Company's Deferred Compensation Plan and shares of Common Stock held in the Company's 401(k) plan, and otherwise substantially restating the provisions of the Original Merger Agreement in their entirety.

     The foregoing descriptions of provisions of the Original Merger Agreement and the Amended and Restated Merger Agreement are qualified in their entirety by reference to the Original Merger Agreement, filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 27, 2001 and incorporated herein by reference, and to the Amended and Restated Merger Agreement, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     2.1 Agreement and Plan of Merger dated as of February 23, 2001 (incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed February 27, 2001)
     2.2  Agreement and Plan of Merger dated April 24, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 30, 2001                    CB RICHARD ELLIS SERVICES, INC.



                                         By: /s/ Walter V. Stafford
                                            -----------------------------
                                                Walter V. Stafford
                                                General Counsel